UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Kinder Morgan, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MMMMMM The Sample Company C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/kmii or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 1234 5678 9012 345 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Kinder Morgan, Inc. (“KMI”) annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! The Notice and Proxy Statement for KMI’s 2021 Annual Meeting of Stockholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at: www.envisionreports.com/kmii Easy Online Access — View your proxy materials and vote. Step 1:Go to www.envisionreports.com/kmii. Step 2:Click on Cast Your Vote or Request Materials. Step 3:Follow the instructions on the screen to log in. Step 4:Make your selections as instructed on each screen for your delivery preferences. Step 5:Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Free Copy of the Proxy Materials – If you want to receive paper or email copies of the proxy materials, you must request them as instructed below. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. Please make your request for copies of the proxy materials on or before April 29, 2021 to facilitate timely delivery. MMMMMMMMM 03ETPE 2 N O T C O Y+

Stockholder Meeting Notice KMI’s Annual Meeting of Stockholders will be held on Wednesday, May 12, 2021, 10:00 A.M. Central Time, virtually via the internet at www.meetingcenter.io/286870343. The password for this meeting is — KMII2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: Election of the following Directors: Richard D. Kinder, Steven J. Kean, Kimberly A. Dang, Ted A. Gardner, Anthony W. Hall, Jr., Gary L. Hultquist, Ronald L. Kuehn, Jr., Deborah A. Macdonald, Michael C. Morgan, Arthur C. Reichstetter, C. Park Shaper, William A. Smith, Joel V. Staff, Robert F. Vagt and Perry M. Waughtal. Approval of the Kinder Morgan, Inc. 2021 Amended and Restated Stock Incentive Plan. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021. Approval, on an advisory basis, of the compensation of our named executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the Proxy Materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/kmii. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Kinder Morgan, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 29, 2021.